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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number    811-02090

Invesco Bond Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices)        (Zip code)

Philip A. Taylor      1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:      2/28

Date of reporting period:    11/30/14

Item 1. Schedule of Investments.

Invesco Bond Fund Quarterly Schedule of Portfolio Holdings November 30, 2014

invesco.com/us	VK-CE-BOND-QTR-1 11/14	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2014

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–93.52%

Advertising–0.57%

Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$1,200,000	$1,205,828
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	130,000	133,636
		1,339,464

Aerospace & Defense–1.43%

B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	105,000	117,206
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	97,000	107,064
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21(b)	38,000	36,955
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	134,000	142,040
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes, 5.00%, 12/15/21(b)	20,000	20,375
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/24	1,380,000	1,388,935
Sr. Unsec. Gtd. Notes, 4.75%, 07/15/20	1,000,000	1,089,718
4.95%, 02/15/21	251,000	274,955
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/22(b)	35,000	35,744
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	85,000	84,256
6.00%, 07/15/22	18,000	18,293
6.50%, 07/15/24	34,000	34,892
7.50%, 07/15/21	35,000	37,756
		3,388,189

Agricultural & Farm Machinery–0.02%

Titan International Inc., Sr. Sec. Gtd. Global Notes, 6.88%, 10/01/20	50,000	46,500

Agricultural Products–0.01%

Darling Ingredients, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/22	28,000	28,420

Airlines–0.71%

American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	70,548	75,090

	Principal Amount	Value

Airlines–(continued)

Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	$463,111	$489,450
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 05/23/19	339,135	362,663
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Pass Through Ctfs., 4.63%, 09/03/22	655,000	646,812
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 12/01/20	80,000	82,000
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/19	31,341	31,811
		1,687,826

Alternative Carriers–0.08%

Level 3 Communications Inc., Sr. Unsec. Notes, 5.75%, 12/01/22(b)	40,000	40,400
Level 3 Escrow II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/22(b)	95,000	96,662
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 01/15/21	50,000	52,500
		189,562

Apparel Retail–1.76%

Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	122,000	131,760
L Brands, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	70,000	79,013
Men’s Wearhouse Inc. (The), Sr. Unsec. Gtd. Notes, 7.00%, 07/01/22(b)	136,000	139,740
Neiman Marcus Group Ltd. LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	30,000	32,025
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/24	3,755,000	3,778,971
		4,161,509

Apparel, Accessories & Luxury Goods–0.02%

Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	10,000	10,863
William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/21	34,000	35,445
		46,308

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Application Software–0.03%

Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	$75,000	$75,937

Asset Management & Custody Banks–2.55%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	1,215,000	1,281,919
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/24(b)	355,000	361,243
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 4.75%, 02/15/23(b)	1,190,000	1,318,194
5.00%, 06/15/44(b)	1,090,000	1,172,264
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	1,425,000	1,655,260
KKR Group Finance Co III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/44(b)	185,000	197,060
Signode Industrial Group Lux S.A./Signode Industrial Group U.S. Inc., Sr. Unsec. Notes, 6.38%, 05/01/22(b)	46,000	45,310
		6,031,250

Auto Parts & Equipment–0.75%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	45,000	48,038
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	95,000	99,513
Johnson Controls, Inc., Sr. Unsec. Global Notes, 4.95%, 07/02/64
Magna International Inc. (Canada), Sr. Unsec. Global Notes, 3.63%, 06/15/24	242,000 1,250,000	248,800 1,278,075
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	103,000	105,317
		1,779,743

Automobile Manufacturers–0.57%

General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/18	980,000	1,004,745
General Motors Financial Co. Inc, Sr. Unsec. Gtd. Notes, 3.50%, 07/10/19	346,000	351,406
		1,356,151

Automotive Retail–0.44%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	845,000	960,169

	Principal Amount	Value

Automotive Retail–(continued)

CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/23	$59,000	$59,885
Group 1 Automotive, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 06/01/22(b)	10,000	9,950
		1,030,004

Biotechnology–0.44%

Celgene Corp., Sr. Unsec. Global Notes, 4.63%, 05/15/44	592,000	607,847
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.50%, 02/01/25	431,000	444,077
		1,051,924

Broadcasting–0.10%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	64,000	67,040
iHeartCommunications Inc., Sr. Sec. Gtd. Notes, 9.00%, 09/15/22(b)	29,000	28,420
Sr. Unsec. Global Notes, 10.00%, 01/15/18	59,000	47,274
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/24(b)	95,000	93,100
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	5,000	5,175
		241,009

Building Products–0.32%

Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	185,000	193,325
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	89,000	92,782
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	125,000	129,219
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	63,000	62,487
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	178,000	193,130
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	16,000	16,560
7.88%, 03/30/20(b)	65,000	70,525
		758,028

Business Equipment & Services–0.02%

ADT Corp. (The), 6.25%, 10/15/21	48,000	50,580

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Cable & Satellite–5.78%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	$108,000	$109,080
5.25%, 09/30/22	30,000	30,000
CCOH Safari LLC, Sr. Unsec. Gtd. Notes, 5.50%, 12/01/22	25,000	25,469
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	860,000	896,454
5.70%, 05/15/18	1,545,000	1,755,014
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	580,000	761,497
Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/42(b)	1,000,000	996,787
6.25%, 06/01/18(b)	1,300,000	1,482,666
8.38%, 03/01/39(b)	305,000	439,146
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.15%, 03/15/42	1,070,000	1,108,184
Sr. Unsec. Gtd. Notes, 4.45%, 04/01/24	365,000	385,004
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	203,000	206,552
Sr. Unsec. Gtd. Notes, 5.88%, 11/15/24(b)	50,000	50,500
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	38,000	42,037
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/20	210,000	241,171
5.95%, 04/01/41	1,193,000	1,516,717
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	685,000	796,490
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	2,530,000	2,834,176
		13,676,944

Casinos & Gaming–0.13%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	75,000	80,250
Caesars Entertainment Resort Properties LLC, Sr. Sec. Gtd. Notes, 8.00%, 10/01/20(b)	10,000	9,850
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc., Sec. Gtd. Notes, 9.38%, 05/01/22(b)	16,000	14,200
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	80,000	86,000
Sr. Unsec. Gtd. Notes, 6.00%, 03/15/23	37,000	37,370
7.75%, 03/15/22	65,000	73,450
		301,120

	Principal Amount	Value

Catalog Retail–1.55%

QVC Inc., Sr. Sec. Gtd. Global Notes, 4.85%, 04/01/24	$679,000	$692,865
Sr. Sec. Gtd. Notes, 4.45%, 02/15/25(b)	1,040,000	1,017,602
5.45%, 08/15/34(b)	2,000,000	1,959,480
		3,669,947

Coal & Consumable Fuels–0.06%

CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/22(b)	100,000	100,375
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	45,000	42,412
		142,787

Commercial Printing–0.01%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/22(b)	24,000	24,570

Communications Equipment–0.17%

Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	20,000	17,575
Sr. Sec. Gtd. Notes, 9.00%, 04/01/19(b)	78,000	80,340
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	115,000	112,987
Juniper Networks Inc., Sr. Unsec. Global Notes, 4.50%, 03/15/24	305,000	305,492
		516,394

Construction & Engineering–0.09%

AECOM Technology Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/22(b)	35,000	36,936
5.88%, 10/15/24(b)	59,000	63,047
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	105,000	110,250
		210,233

Construction Machinery & Heavy Trucks–0.22%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	89,000	94,117
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	107,000	111,280
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	75,000	76,875
6.75%, 06/15/21	23,000	24,208
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	99,000	102,836
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/22	104,000	107,120
		516,436

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Construction Materials–0.10%

Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/24(b)	$40,000	$40,325
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	20,000	21,150
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes,7.50%, 02/15/19(b)	81,000	83,227
7.50%, 02/15/19(b)	20,000	20,550
US Concrete, Inc., Sr. Sec. Gtd. Global Notes, 8.50%, 12/01/18	75,000	80,813
		246,065

Consumer Finance–0.55%

Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/24	17,000	17,361
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	500,000	501,201
Navient Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 6.25%, 01/25/16	745,000	779,507
		1,298,069

Containers & Glass Products–0.06%

Reynolds Group Holdings Inc., 5.75%, 10/15/20	137,000	140,939

Data Processing & Outsourced Services–0.30%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	340,000	350,639
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	143,000	150,686
First Data Corp., Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	111,000	132,368
Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 08/15/21	62,000	71,920
		705,613

Department Stores–0.61%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Notes, 6.00%, 04/01/22(b)	1,407,000	1,435,140

Distillers & Vintners–0.01%

CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 10.00%, 04/30/18(c)	36,000	33,660

Diversified Banks–9.53%

Banco Inbursa S.A. Institucion de Banca Multiple (Mexico), Sr. Unsec. Notes, 4.13%, 06/06/24(b)	650,000	643,308

	Principal Amount	Value

Diversified Banks–(continued)

Bank of America Corp., Unsec. Sub. Global Notes, 7.75%, 05/14/38	$765,000	$1,083,481
Series X, Jr. Unsec. Sub. Notes, 6.25% (d)	615,000	616,538
Series Z, Jr. Unsec. Sub. Notes, 6.50% (d)	1,130,000	1,169,550
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/24(b)	755,000	769,936
Barclays Bank PLC (United Kingdom), Unsec. Sub. Notes, 6.05%, 12/04/17(b)	335,000	371,668
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/24(b)	535,000	553,131
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	680,000	792,296
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/25	1,220,000	1,367,767
Series A, Jr. Unsec. Sub. Global Notes, 5.95% (d)	660,000	660,000
Series N, Jr. Unsec. Sub. Global Notes, 5.80% (d)	765,000	769,781
Credit Agricole S.A. (France), Jr. Unsec. Sub. Notes, 7.88% (b)(d)	555,000	576,506
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	500,000	531,201
Hana Bank (South Korea), Unsec. Sub. Notes, 4.38%, 09/30/24(b)	350,000	364,963
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(b)	1,080,000	1,216,621
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	500,000	535,954
Unsec. Sub. Global Notes, 5.25%, 03/14/44	545,000	602,804
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	1,170,000	1,226,994
JPMorgan Chase & Co., Series R, Jr. Unsec. Sub. Global Notes, 6.00% (d)	1,345,000	1,361,812
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (d)	535,000	526,975
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(d)	775,000	775,000
6.13% (b)(d)	450,000	452,250

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00% (b)(d)	$210,000	$273,525
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	260,000	304,786
Unsec. Sub. Notes, 6.13%, 12/15/22	50,000	54,816
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88% (b)(d)	476,000	480,760
Jr. Unsec. Sub. Notes, 6.00% (b)(d)	685,000	647,325
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 5.70%, 03/26/44(b)	350,000	377,950
Sumitomo Mitsui Financial Group Inc. (Japan), Unsec. Sub. Bonds, 4.44%, 04/02/24(b)	945,000	993,195
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	350,000	357,452
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	1,840,000	2,087,989
		22,546,334

Diversified Capital Markets–0.58%

Credit Suisse (Switzerland), Sr. Unsec. Notes, 3.00%, 10/29/21	519,000	520,400
Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 6.25% (b)(d)	880,000	860,200
		1,380,600

Diversified Chemicals–0.37%

Eastman Chemical Co., Sr. Unsec. Global Notes, 3.80%, 03/15/25	846,000	866,478

Diversified Metals & Mining–0.61%

FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.00%, 04/01/17(b)	15,000	14,438
6.88%, 04/01/22(b)	118,000	106,495
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 05/30/23(b)	718,000	717,857
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	70,000	73,850
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	20,000	21,000
Imperial Metals Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	23,000	21,677
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	532,000	496,298
		1,451,615

	Principal Amount	Value

Diversified Support Services–0.16%

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 3.85%, 11/15/24(b)	$275,000	$280,986
Laureate Education, Inc., Sr. Unsec. Gtd. Notes, 9.75%, 09/01/19	85,000	88,719
		369,705

Drug Retail–1.85%

CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	1,165,442	1,357,822
Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	1,526,295	1,774,203
Walgreens Boots Alliance Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 11/18/24	1,227,000	1,254,831
		4,386,856

Electric Utilities–1.20%

Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/14(b)	1,755,000	2,029,923
Jr. Unsec. Sub. Notes, 5.63% (b)(d)	745,000	799,013
		2,828,936

Electrical Components & Equipment–0.01%

Sensata Technologies B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 4.88%, 10/15/23(b)	30,000	30,075

Electronic Components–0.02%

Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	40,000	40,600

Environmental & Facilities Services–0.01%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	26,000	27,300

Food Distributors–0.28%

Sysco Corp., Sr. Unsec. Gtd. Notes, 3.50%, 10/02/24	649,000	668,181

Food Retail–0.20%

Kroger Co. (The), Sr. Unsec. Notes, 2.95%, 11/01/21	465,000	464,233

Gas Utilities–0.07%

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	85,000	85,000
6.75%, 01/15/22	21,000	21,105
Suburban Propane Partners, L.P. /Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/24	30,000	29,775
7.38%, 08/01/21	27,000	$29,025
		164,905

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

General Merchandise Stores–0.26%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/23	$667,000	$610,353

Gold–2.37%

Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes, 5.25%, 04/01/42	1,195,000	1,123,905
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/21	1,535,000	1,587,741
5.70%, 05/30/41	750,000	725,083
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.95%, 03/15/24(b)	700,000	671,151
New Gold Inc. (Canada), Sr. Unsec. Notes, 6.25%, 11/15/22(b)	129,000	125,936
Newcrest Finance Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	360,000	303,012
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/01/39	475,000	469,596
Yamana Gold Inc. (Canada), Sr. Unsec. Global Notes, 4.95%, 07/15/24	600,000	593,849
		5,600,273

Health Care Distributors–0.39%

McKesson Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/24	893,000	918,924

Health Care Equipment–0.94%

CareFusion Corp., Sr. Unsec. Global Notes, 3.88%, 05/15/24	535,000	551,985
4.88%, 05/15/44	764,000	791,316
Medtronic Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/44	785,000	825,094
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	55,000	51,013
		2,219,408

Health Care Facilities–0.42%

Community Health Systems, Inc., Sr. Sec. Gtd. Global Notes, 5.13%, 08/01/21	24,000	24,780
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/22	117,935	125,601
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	125,000	133,125
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	97,000	106,215
6.50%, 02/15/20	300,000	333,750
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 12/01/21	15,000	15,638

	Principal Amount	Value

Health Care Facilities–(continued)

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.00%, 10/01/20	$65,000	$69,387
Sr. Unsec. Global Notes, 6.75%, 02/01/20	45,000	47,250
8.13%, 04/01/22	115,000	129,375
		985,121

Health Care REIT’s–1.35%

HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	525,000	551,817
Sr. Unsec. Notes, 3.75%, 02/01/16	265,000	273,909
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,755,000	1,799,972
6.75%, 12/15/21	500,000	576,250
		3,201,948

Health Care Services–0.51%

Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 06/15/24	1,072,000	1,071,320
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/22(b)	104,000	109,200
Omnicare Inc., Sr. Unsec. Notes, 5.00%, 12/01/24	30,000	30,713
		1,211,233

Home Improvement Retail–0.05%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/22(b)	130,000	127,237

Homebuilding–0.85%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	152,000	149,530
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	64,000	64,800
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	34,000	35,955
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	80,000	78,600
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	29,000	30,957
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,815,000	1,590,874
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	60,000	59,100
		2,009,816

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Hotels, Resorts & Cruise Lines–0.34%

Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/20	$715,000	$755,739
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	30,000	32,213
NCL Corp. Ltd., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/19(b)	15,000	15,206
		803,158

Independent Power Producers & Energy Traders–0.13%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	71,000	81,650
8.00%, 10/15/17	1,000	1,137
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/23	87,000	88,414
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 05/15/21	81,000	87,885
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	46,129	51,203
		310,289

Industrial Conglomerates–1.00%

Hutchison Whampoa International (10) Ltd. (Hong Kong), Unsec. Gtd. Sub. Notes, 6.00% (b)(d)	2,290,000	2,364,425

Industrial Machinery–1.42%

EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 09/15/22(b)	8,000	8,260
Ingersoll-Rand Luxembourg Finance S.A., Sr. Unsec. Gtd. Global Notes, 2.63%, 05/01/20	229,000	228,719
3.55%, 11/01/24	1,097,000	1,089,815
4.65%, 11/01/44	457,000	460,656
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	710,000	790,597
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/54	700,000	703,360
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	85,000	88,294
		3,369,701

Industrial REIT’s–0.26%

Prologis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	576,000	610,009

Integrated Oil & Gas–2.11%

BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 3.54%, 11/04/24	828,000	830,549
California Resources Corp., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/21(b)	92,000	83,720

	Principal Amount	Value

Integrated Oil & Gas–(continued)

Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/45	$1,675,000	$1,687,563
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Bonds, 4.30%, 11/12/15(b)	439,000	435,982
Hiland Partners L.P./Hiland Partners Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 05/15/22(b)	24,000	22,830
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/17/20	1,940,000	1,926,180
		4,986,824

Integrated Telecommunication Services–4.92%

AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	86,000	129,420
AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	655,000	660,939
2.95%, 05/15/16	370,000	381,152
6.15%, 09/15/34	500,000	605,744
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Notes, 6.00%, 07/08/19	150,000	174,515
Sr. Unsec. Gtd. Notes, 4.88%, 03/06/42(b)	1,000,000	1,091,151
6.75%, 08/20/18	225,000	264,223
Ooredoo International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	315,000	325,745
4.75%, 02/16/21(b)	200,000	218,038
T-Mobile USA, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/25	108,000	110,160
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/24(b)	460,000	469,550
Telefonica Emisiones SAU (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	880,000	999,738
7.05%, 06/20/36	1,165,000	1,522,833
Verizon Communications, Inc., Sr. Unsec. Global Notes, 5.05%, 03/15/34	1,165,000	1,253,093
5.15%, 09/15/23	370,000	417,361
6.40%, 09/15/33	1,850,000	2,302,952
Sr. Unsec. Notes, 5.01%, 08/21/54(b)	672,000	701,954
		11,628,568

Internet Software & Services–1.75%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Notes, 3.13%, 11/28/21(b)	704,000	704,755
3.60%, 11/28/24(b)	845,000	847,975
4.50%, 11/28/34(b)	369,000	378,948

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Internet Software & Services–(continued)

Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	$730,000	$737,610
2.75%, 06/09/19	497,000	499,133
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	123,000	132,840
EarthLink Holdings Corp., Sr. Sec. Gtd. Global Notes, 7.38%, 06/01/20	40,000	41,850
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/19	45,000	46,125
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/22	15,000	15,225
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/19(b)	710,000	725,984
		4,130,445

Investment Banking & Brokerage–2.52%

Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (d)	535,000	623,275
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/21	565,000	639,364
5.75%, 01/24/22	230,000	266,251
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/44	1,060,000	1,118,214
Unsec. Sub. Global Notes, 6.75%, 10/01/37	310,000	387,575
Series L, Jr. Unsec. Sub. Notes, 5.70% (d)	675,000	691,875
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	1,095,000	1,245,816
7.63%, 08/13/19(b)	498,000	603,754
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	370,000	385,665
		5,961,789

Leisure Facilities–0.02%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	35,000	35,394

Life & Health Insurance–4.13%

Dai-ichi Life Insurance Co Ltd. (The) (Japan), Unsec. Sub. Notes, 5.10% (b)(d)	796,000	826,885
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/21(b)	950,000	1,095,557
MetLife Inc., Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	785,000	1,286,419
Sr. Unsec. Global Notes, 4.13%, 08/13/42	390,000	384,063

	Principal Amount	Value

Life & Health Insurance–(continued)

Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	$1,645,000	$1,866,257
Nippon Life Insurance Co. (Japan), Unsec. Sub. Notes, 5.10%, 10/16/44(b)	820,000	858,950
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	1,150,000	1,325,746
Prudential Financial, Inc., Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15	820,000	847,904
Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/37	390,000	505,733
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/24(b)	765,000	780,419
		9,777,933

Managed Health Care–0.52%

Anthem Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	750,000	754,117
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	435,000	476,854
		1,230,971

Marine–0.05%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	117,000	118,755

Metal & Glass Containers–0.11%

Ball Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/22	61,000	63,592
Berry Plastics Corp., Sec. Gtd. Notes, 5.50%, 05/15/22	164,000	164,410
Owens-Brockway Glass Container Inc., Sr. Unsec. Notes, 5.00%, 01/15/22(b)	20,000	20,375
		248,377

Movies & Entertainment–1.10%

AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.88%, 02/15/22	29,000	29,906
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	65,000	68,087
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	675,000	846,622
Sr. Unsec. Gtd. Global Notes, 5.35%, 12/15/43	850,000	941,255
Viacom Inc., Sr. Unsec. Global Notes, 5.85%, 09/01/43	635,000	725,217
		2,611,087

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Multi-Line Insurance–1.81%

American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	$1,055,000	$1,369,555
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/44	2,000,000	2,045,023
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/44(b)	830,000	859,650
		4,274,228

Multi-Sector Holdings–0.24%

Burlington Northern Santa Fe LLC, Sr. Unsec. Notes, 3.40%, 09/01/24	340,000	345,989
4.55%, 09/01/44	200,000	210,038
		556,027

Multi-Utilities–0.41%

Enable Midstream Partners L.P., Sr. Unsec. Notes, 3.90%, 05/15/24(b)	970,000	970,155

Office REIT’s–0.51%

Government Properties Income Trust, Sr. Unsec. Notes, 3.75%, 08/15/19	645,000	660,014
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	530,000	546,748
		1,206,762

Office Services & Supplies–0.19%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/24	440,000	451,240

Oil & Gas Drilling–0.79%

Parker Drilling Co., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/15/22	5,000	4,269
7.50%, 08/01/20	73,000	67,069
Pioneer Energy Services Corp., Sr. Unsec. Gtd. Global Notes, 6.13%, 03/15/22	50,000	42,687
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.25%, 11/15/24(b)	22,000	20,391
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 01/15/24	725,000	719,790
5.85%, 01/15/44	1,046,000	1,022,942
		1,877,148

Oil & Gas Equipment & Services–0.08%

Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	46,000	47,840
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	78,000	74,197

	Principal Amount	Value

Oil & Gas Equipment & Services–(continued)

Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	$74,000	$62,160
		184,197

Oil & Gas Exploration & Production–5.06%

American Eagle Energy Corp., Sr. Sec. Gtd. Notes, 11.00%, 09/01/19(b)	32,000	29,400
Anadarko Petroleum Corp., Sr. Unsec. Notes, 3.45%, 07/15/24	415,000	410,372
Antero Resources Corp., Sr. Unsec. Gtd. Notes, 5.13%, 12/01/22(b)	53,000	50,880
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/21	70,000	68,512
6.00%, 12/01/20	15,000	15,113
Approach Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/15/21	55,000	48,469
Carrizo Oil & Gas Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	23,000	23,259
Chesapeake Energy Corp., Sr. Unsec. Gtd. Floating Rate Notes, 3.48%, 04/15/19(e)	251,000	251,627
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	25,000	28,094
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/24	665,000	650,869
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 3.35%, 11/15/24	1,720,000	1,745,077
4.15%, 11/15/34	677,000	687,983
4.30%, 11/15/44	2,100,000	2,164,397
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	1,329,000	1,365,547
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/22	56,000	51,730
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/18	320,000	322,196
3.25%, 05/15/22	1,140,000	1,151,455
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	945,000	1,143,894
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	55,000	51,975
EXCO Resources, Inc., Sr. Unsec. Gtd. Notes, 8.50%, 04/15/22	39,000	31,493
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	15,000	11,475
Noble Energy Inc., Sr. Unsec. Notes, 3.90%, 11/15/24	370,000	374,018
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	122,000	122,610

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	$23,000	$21,246
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	38,000	35,245
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/22(b)	80,000	74,800
Sanchez Energy Corp., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/23(b)	33,000	29,535
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	45,000	34,988
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	146,000	146,000
Sr. Unsec. Notes, 6.13%, 11/15/22(b)	19,000	18,430
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	800,000	812,674
		11,973,363

Oil & Gas Refining & Marketing–0.17%

Calumet Specialty Products Partners L.P./Calumet Finance Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/15/21(b)	130,000	124,637
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	250,000	259,375
5.88%, 03/01/22	11,000	11,385
		395,397

Oil & Gas Storage & Transportation–2.83%

Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/23	319,000	332,557
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	103,000	104,287
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	5,000	5,731
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.75%, 02/15/25	1,846,000	1,877,727
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/24	840,000	836,782
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes, 4.25%, 09/01/24	1,100,000	1,118,610
5.40%, 09/01/44	1,320,000	1,334,882
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	73,000	75,555

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	$225,000	$279,875
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	40,000	45,350
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/19	23,000	21,988
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	36,000	36,810
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	455,000	615,643
		6,685,797

Other Diversified Financial Services–0.40%

Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	881,000	935,181

Packaged Foods & Meats–1.19%

Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	140,000	144,900
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	103,000	108,732
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/19	625,000	624,370
Marfrig Holding Europe B.V. (Brazil), Sr. Unsec. Gtd. Notes, 6.88%, 06/24/19(b)	470,000	466,945
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.60%, 06/01/44	1,186,000	1,236,885
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	55,000	55,687
Sr. Unsec. Gtd. Notes, 6.00%, 12/15/22(b)	36,000	34,110
6.75%, 12/01/21(b)	19,000	18,668
Smithfield Foods Inc., Sr. Unsec. Notes, 5.88%, 08/01/21(b)	17,000	18,063
6.63%, 08/15/22	61,000	66,109
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	45,000	47,587
		2,822,056

Paper Packaging–0.31%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/21	3,000	3,026
4.88%, 11/15/22	81,000	81,911

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Paper Packaging–(continued)

Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/24(b)	$650,000	$637,098
		722,035

Paper Products–0.06%

Mercer International Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/19(b)	31,000	31,504
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	103,000	105,575
		137,079

Personal Products–0.27%

Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	610,000	572,618
NBTY Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 10/01/18	67,000	68,675
		641,293

Pharmaceuticals–2.48%

Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 3.85%, 06/15/24	446,000	447,136
4.85%, 06/15/44	1,440,000	1,440,523
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 2.38%, 10/08/19(b)	377,000	379,984
3.38%, 10/08/24(b)	825,000	837,945
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	633,000	910,167
Perrigo Finance PLC, Sr. Unsec. Gtd. Notes, 3.90%, 12/15/24	1,088,000	1,100,588
4.90%, 12/15/44	441,000	453,937
Salix Pharmaceuticals Ltd., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/21(b)	31,000	31,775
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	93,000	94,279
6.38%, 10/15/20(b)	105,000	109,725
6.75%, 08/15/21(b)	23,000	24,207
7.50%, 07/15/21(b)	35,000	38,062
		5,868,328

Property & Casualty Insurance–1.54%

Allstate Corp. (The), Unsec. Sub. Global Notes, 5.75%, 08/15/53	885,000	940,312
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	1,100,000	1,335,408
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	530,000	626,725

	Principal Amount	Value

Property & Casualty Insurance–(continued)

W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	$600,000	$728,604
		3,631,049

Real Estate Development–0.01%

AV Homes, Inc., Sr. Unsec. Notes, 8.50%, 07/01/19(b)	30,000	29,625

Real Estate Services–0.01%

Kennedy-Wilson Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/24	29,000	29,218

Regional Banks–2.14%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/23	45,000	46,575
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	750,000	774,711
Unsec. Sub. Notes, 4.30%, 01/16/24	660,000	695,481
Series J, Jr. Unsec. Sub. Stock, 4.90%(d)	560,000	546,000
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	340,000	386,338
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	1,030,000	1,220,440
SunTrust Banks, Inc., Jr. Unsec. Sub. Notes, 5.63%(d)	1,325,000	1,334,938
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	60,000	67,950
		5,072,433

Reinsurance–0.31%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	685,000	739,525

Renewable Electricity–0.20%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/44	454,000	467,199

Residential REIT’s–0.41%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	940,000	962,021

Retail REIT’s–0.25%

Realty Income Corp., Sr. Unsec. Notes, 3.25%, 10/15/22	600,000	596,779

Semiconductor Equipment–0.07%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	99,000	98,010

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value

Semiconductor Equipment–(continued)

Entegris Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/22(b)	$71,000	$73,662
		171,672

Semiconductors–0.08%

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	67,000	69,512
Micron Technology, Inc., Sr. Unsec. Notes, 5.50%, 02/01/25(b)	29,000	29,290
5.88%, 02/15/22(b)	90,000	95,625
		194,427

Sovereign Debt–0.20%

Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec. Notes, 4.00%, 04/14/19(b)	459,000	461,295

Specialized Finance–2.63%

Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/20	128,000	146,080
Sr. Unsec. Notes, 5.13%, 03/15/21	40,000	40,750
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	40,000	41,400
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	545,000	656,093
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/19	515,000	558,775
5.88%, 08/15/22	65,000	70,525
Sr. Unsec. Notes, 8.25%, 12/15/20	315,000	382,725
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/20	1,080,000	1,244,107
Sr. Unsec. Global Notes, 2.75%, 07/15/19	550,000	558,558
4.88%, 02/15/24	1,855,000	2,020,874
5.25%, 07/15/44	425,000	470,102
MSCI Inc., Sr. Unsec. Gtd. Notes., 5.25%, 11/15/24(b)	20,000	20,825
		6,210,814

Specialized REIT’s–1.26%

Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/23	50,000	50,812
Sr. Unsec. Notes, 4.88%, 04/15/22	65,000	65,406
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	1,215,000	1,362,803
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	1,250,000	1,511,483
		2,990,504

	Principal Amount	Value

Specialty Chemicals–0.03%

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	$75,000	$75,563

Specialty Stores–0.62%

Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	158,000	160,173
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	42,000	41,633
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	16,000	16,880
Tiffany & Co., Sr. Unsec. Notes, 3.80%, 10/01/24(b)	364,000	371,546
4.90%, 10/01/44(b)	835,000	868,341
		1,458,573

Steel–0.44%

AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 10/01/21	49,000	46,489
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.00%, 03/01/21	116,000	122,670
6.75%, 02/25/22	35,000	38,038
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	113,000	73,591
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/15/22	18,000	19,418
Sr. Unsec. Gtd. Notes, 5.13%, 10/01/21(b)	6,000	6,240
5.50%, 10/01/24(b)	25,000	26,375
SunCoke Energy Partners .P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	23,000	24,265
7.38%, 02/01/20(b)	111,000	117,105
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	580,000	563,870
		1,038,061

Technology Hardware, Storage & Peripherals–0.47%

Seagate HDD Cayman, Sr. Unsec. Gtd. Bonds, 4.75%, 01/01/25(b)	565,000	579,831
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/34(b)	505,000	526,463
		1,106,294

Tobacco–1.22%

Altria Group Inc., Sr. Unsec. Gtd. Global Notes, 2.63%, 01/14/20	563,000	567,369
4.75%, 05/05/21	390,000	433,253

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

	Principal Amount	Value
Philip Morris International Inc., Sr. Unsec. Global Notes, 4.25%, 11/10/44	$1,233,000	$1,236,994
Reynolds American Inc., Sr. Unsec. Gtd. Global Notes, 4.85%, 09/15/23	605,000	653,544
		2,891,160

Trading Companies & Distributors–0.89%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 05/15/21(b)	800,000	816,000
Sr. Unsec. Notes, 5.00%, 10/01/21(b)	230,000	241,500
Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/21	995,000	1,002,152
HD Supply Inc., Sr. Sec. Gtd. Notes, 5.25%, 12/15/21(b)	20,000	20,500
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/23	15,000	16,050
		2,096,202

Water Utilities–0.35%

Aquarion Co. Inc., Sr. Unsec. Notes, 4.00%, 08/15/24(b)	835,000	832,459

Wireless Telecommunication Services–1.67%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	620,000	606,213
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	565,000	685,577
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/24(b)	200,000	218,424
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 7.75%, 06/01/21	120,000	125,100
8.13%, 06/01/23	40,000	42,200
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/44	1,215,000	1,290,506
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 07/15/22(b)	119,000	116,174
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	45,000	42,412
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	198,000	191,565
11.50%, 11/15/21	15,000	18,713
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	310,000	341,775
9.00%, 11/15/18(b)	45,000	52,312

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/21	$35,000	$35,963
7.88%, 09/15/23	25,000	26,375
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 04/01/23	80,000	83,000
Sr. Unsec. Gtd. Notes, 6.84%, 04/28/23	63,000	65,835
		3,942,144
Total U.S. Dollar Denominated Bonds and Notes (Cost $209,110,158)		221,175,480

U.S. Treasury Securities–3.07%

U.S. Treasury Bills–0.11%

0.08%, 08/20/15(f)(g)	245,000	244,830

U.S. Treasury Notes–1.69%

1.50%, 10/31/19	390,000	390,290
2.25%, 11/15/24	3,581,000	3,606,420
		3,996,710

U.S. Treasury Bonds–1.27%

3.13%, 08/15/44	2,877,100	3,006,854

Total U.S. Treasury Securities (Cost $7,113,629)		7,248,394

	Shares

Preferred Stocks–2.54%

Asset Management & Custody Banks–0.27%

State Street Corp. Series D, 5.90% Pfd.	25,000	654,000

Diversified Banks–0.33%

Citigroup Inc. Series K, 6.88% Pfd.	15,000	397,050
Wells Fargo & Co. 5.85% Pfd.	15,000	387,150
		784,200

Investment Banking & Brokerage–1.42%

Goldman Sachs Group, Inc. (The) Series J, 5.50% Pfd.	20,000	483,400
Morgan Stanley 6.88% Pfd.	40,000	1,077,200
Morgan Stanley Series E, 7.13% Pfd.	65,000	1,799,200
		3,359,800

Regional Banks–0.35%

PNC Financial Services Group, Inc. (The) Series P, 6.13% Pfd.	30,000	825,000

Reinsurance–0.17%

Reinsurance Group of America, Inc. 6.20% Sr. Unsec. Sub. Pfd.	14,000	394,800
Total Preferred Stocks (Cost $5,595,000)		6,017,800

See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

		Principal Amount	Value

Municipal Obligations–0.41%

Florida Hurricane Catastrophe Fund Finance Corp., Series 2013 A, RB, 3.00%, 07/01/20		$570,000	$581,942
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		300,000	393,684
Total Municipal Obligations (Cost $889,500)			975,626

Non-U.S. Dollar Denominated Bonds & Notes–0.10%(h)

Food Distributors–0.07%

Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	100,000	162,773

Hotels, Resorts & Cruise Lines–0.03%

Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	50,000	81,536
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $243,307)			244,309

	Shares	Value

Common Stocks–0.01%

Paper Products–0.01%

NewPage Holdings Inc., (Acquired 07/21/11-08/29/11; Cost $38,584)(b)(i)	180	$16,200
TOTAL INVESTMENTS–99.65% (Cost $222,990,178)		235,677,809
OTHER ASSETS LESS LIABILITIES–0.35%		817,237
NET ASSETS–100.00%		$236,495,046

Investment Abbreviations:

Ctfs.	—	Certificates	RB	—	Revenue Bonds
Deb.	—	Debentures	REGS	—	Regulation S
GBP	—	British Pound	REIT	—	Real Estate Investment Trust
Gtd.	—	Guaranteed	Sec.	—	Secured
Jr.	—	Junior	Sr.	—	Senior
Pfd.	—	Preferred	Sub.	—	Subordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the 1933 Act). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2014 was $65,087,173, which represented 27.52% of the Fund’s Net Assets.

(c)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date. (d) Perpetual bond with no specified maturity date.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2014.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3. (h) Foreign denominated security. Principal amount is denominated in the currency indicated.

(i)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.

    See accompanying notes which are an integral part of this schedule.

Invesco Bond Fund

Note to Quarterly Schedule of Portfolio Holidays

November 30, 2014

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Bond Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

Invesco Bond Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the

Invesco Bond Fund

G.	Swap Agreements – (continued)

difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of November 30, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

H.	Leverage Risk – Leverage exists when a Trust can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
I.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Invesco Bond Fund

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$6,017,800	$16,200	$—	$6,034,000
U.S. Treasury Securities	—	7,248,394	—	7,248,394
Corporate Debt Securities	—	220,714,185	—	220,714,185
Municipal Obligations	—	975,626	—	975,626
Foreign Debt Securities	—	244,309	—	244,309
Foreign Sovereign Securities	—	461,295	—	461,295
	6,017,800	229,660,009	—	235,677,809
Forward Foreign Currency Contracts*	—	18,231	—	18,231
Futures Contracts*	(138,209)	—	—	(138,209)
Swap Agreements*	—	(142,852)	—	(142,852)
Total Investments	$5,879,591	$229,535,388	$—	$235,414,979

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2014:

Risk Exposure/ Derivative Type(a)	Value
	Assets	Liabilities
Credit risk:
Swap agreements	$—	$(142,852)
Currency risk:
Forward foreign currency contracts	19,394	(1,163)
Interest rate risk:
Futures contracts	155,079	(293,288)
Total	$174,473	$(437,303)

(a)	Includes cumulative appreciation (depreciation) Swap agreements, forward foreign currency contracts and futures contracts.

Invesco Bond Fund

Effect of Derivative Investments for the nine months ended November 30, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts	Forward Foreign Currency Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$-	$-	$(47,547)
Currency risk	-	7,368	-
Interest rate risk	(1,776,722)	-	-
Change in Unrealized Appreciation (Depreciation):
Credit risk	$-	$-	$24,776
Currency risk	-	28,134	-
Interest rate risk	(83,276)	-	-
Total	$(1,859,998)	$35,502	$(22,771)

The table below summarizes the average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period.

	Futures	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$35,541,099	$792,531	$2,500,000

Open Forward Foreign Currency Contracts at Period-End

Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive

12/15/2014	Citigroup Global Markets Inc.	EUR	100,000	USD	131,800	$124,349	$7,451

12/15/2014	Citigroup Global Markets Inc.	GBP	55,642	USD	89,751	86,903	2,848

12/15/2014	RBC Capital Markets Corp.	GBP	100,000	USD	165,278	156,183	9,095

12/15/2014	Citigroup Global Markets Inc.	USD	125,511	EUR	100,000	124,348	(1,163)
Total Forward Foreign Currency Contracts - Currency Risk							$18,231

Currency Abbreviations:

EUR — Euro	USD — U.S. Dollar
GBP — British Pound Sterling

Invesco Bond Fund

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Long	132	March-2015	$15,772,969	$81,187
U.S. Treasury 10 Year Notes	Short	49	March-2015	(6,225,297)	(41,832)
U.S. Treasury Long Bond	Long	36	March-2015	5,134,500	73,892
U.S. Treasury Ultra Bonds	Short	96	March-2015	(15,438,000)	(251,456)
Total Futures Contracts - Interest Rate Risk					$(138,209)

Open Credit Default Swap Agreements at Period-End - Credit Risk

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup Inc.	Buy	(1.00)%	6/20/2017	0.37%	$(2,500,000)	$102,313	$(142,852)

(a) Implied credit spreads represent the current level as of November 30, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2014 was $200,721,472 and $193,291,325, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $208,179,416 and $215,646,356, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,175,543
Aggregate unrealized (depreciation) of investment securities	(1,221,190)
Net unrealized appreciation of investment securities	$11,954,353
Cost of investments for tax purposes is $223,723,456

Invesco Bond Fund

Item 2.	Controls and Procedures.

(a)	As of November 21, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 21, 2014, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Invesco Bond Fund

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 29, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 29, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2015

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.